UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8349

Name of Fund: MuniHoldings Florida Insured Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings
        Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniHoldings
                                        Florida Insured Fund

Annual Report
August 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniHoldings Florida Insured Fund

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of August 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 6.31%, before the deduction of Preferred Shares.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2           MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% -- still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. However, because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the 12-month period ended August 31, 2004, municipal bonds posted a return of +7.11%, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Throughout the year, we continued to focus on increasing the Fund's yield and protecting net asset value in what has been a volatile interest rate environment.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, long-term U.S. Treasury bond yields declined amid considerable monthly volatility. For example, 30-year U.S. Treasury bond yields fell to 4.65% by mid-March 2004 before rising above 5.50% by early June. Much of the volatility was prompted by investor anticipation of the Federal Reserve Board (the Fed) action. The Fed seemed poised to maintain interest rates at their historic lows early in the period in order to avoid derailing the economic recovery, but later appeared more apt to increase interest rates as job growth finally picked up.

In three separate moves, the Fed raised the short-term interest rate target from 1% to 1.75%. In doing so, the Fed indicated a tendency toward a "measured" tightening cycle, which helped support higher bond prices (and lower yields) for the remainder of the period. By August 31, 2004, long-term U.S. Treasury bond yields stood at 4.93%, a decline of almost 30 basis points (.30%) over the past year. The 10-year U.S. Treasury note yield ended the period at 4.12%, a decrease of 35 basis points.

Tax-exempt issues exhibited less volatility than their taxable counterparts. As measured by the Bond Buyer Revenue Bond Index, yields on long-term revenue bonds fell approximately 30 basis points over the past year. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined more than 30 basis points to 4.70%, and yields on 10-year AAA-rated issues fell more than 40 basis points to 3.50%.

Declining supply trends allowed tax-exempt bond prices to register moderate gains for the year and outperform the taxable market. More than $360 billion in new long-term tax-exempt bonds was underwritten in the past 12 months, a decline of approximately 6% compared to last year. Approximately $95 billion in long-term tax-exempt bonds was issued in the last three months of the year, a decline of nearly 15% versus the same period a year ago.

Describe conditions in the State of Florida.

The state maintained solid credit ratings of Aa2 from Moody's, AA+ from Standard & Poor's and AA from Fitch -- all with a stable outlook. This was based on an improving and diverse economy, solid finances, moderate debt and a proactive government that responds to economic downturns more quickly than other states.

Florida's economy is bolstered by strong population growth, which is attributed to its attractive physical environment and favorable business climate. The population growth is one reason Florida's economy typically has performed better than the national economy. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover quickly from the recent sub-par economic trends.

Currently, the state's revenues are moderately higher than projected and expenditures remain under control due to strong fiscal oversight. The fiscal year 2005 budget was pressured by only modest revenue increases, but was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives.

Recently, several parts of the state were ravaged by hurricanes in what has proved to be a brutal storm season. The state and its municipalities continue to evaluate the damage, as it could adversely affect their upcoming budgets.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, the Common Shares of MuniHoldings Florida Insured Fund had net annualized yields of 6.56% and 6.79%, based on a year-end per share net asset value of $15.37 and a per share market price of $14.84, respectively, and $1.008 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +9.43%, based on a change in per share net asset value from $15.04 to $15.37, and assuming reinvestment of $1.002 per share ordinary income dividends.

The Fund's total return, based on net asset value, lagged the +10.12% average return of the Lipper Florida Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the state of Florida.) The underper-


4           MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004
formance may be attributed to a few factors. First, the Fund's investment parameters require it to invest primarily in insured Florida bonds, whereas other funds in the category have the flexibility to invest in uninsured debt obligations as well. Spreads between the two narrowed during the year, helping the uninsured bonds to outperform insured bonds for the period. Second, several of the Fund's larger single-family housing bonds were called during the period, which had a negative impact on net asset value. Finally, several large-coupon bonds in the portfolio were prerefunded in prior reporting periods, as the issuers took the opportunity to refinance their debt in the low interest rate environment. Essentially, this transformed several of our longer-dated bonds into intermediate maturity bonds, a sector that underperformed during the period. While we have been selling securities in the intermediate sector over the past year, we continued to hold these particular bonds to take advantage of their high acquisition yield. Importantly, the Fund continued to provide an above-average yield throughout the year relative to its insured peers.

For the six-month period ended August 31, 2004, the total investment return on the Fund's Common Shares was -1.04%, based on a change in per share net asset value from $16.10 to $15.37, and assuming reinvestment of $0.516 per share income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the fiscal year?

We made no significant changes to our investment strategy during the year. Issuance of Florida municipal bonds declined approximately 26.5% in the past year. This has made it more difficult to restructure the portfolio.

In general, we maintained our focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. The intermediate part of the yield curve, the 10-year - 15-year sector, continued to be the most volatile. Therefore, we sought to reduce some of our holdings in this maturity range and, with the proceeds from the sales, we looked to purchase premium-coupon bonds in the 20-year - 30-year maturity area. Our observations and research reveal that the longer end of the yield curve has held firm. As such, this is where we have found the greatest value.

For the six-month period ended August 31, 2004, the Fund's Auction Market Preferred Shares (AMPS) had average yields as follows: Series A, 1.04%; Series B, 1.01%; Series C, .97%; Series D, 1.04%; and Series E, 1.01%. These attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate a significant income benefit to the Fund's Common Shareholders. While the Fed has articulated its intention to bring short-term interest rates to a neutral level, future interest rate increases are expected to be gradual and should not have a material impact on the positive advantage leverage has had on the yield of the Fund's Common Shares. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At period-end, the Fund's leverage amount, due to AMPS, was 38.55% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

As long as the municipal yield curve remains steep, we will continue to sell the intermediate part of the curve and use periods of volatility to structure higher-coupon bonds whenever they are attractively priced.

We expect municipal bond issuance in Florida to remain somewhat subdued in the next few months as the state surveys the impact of Hurricanes Charley, Frances and Ivan, and waits out the remainder of the storm season. However, Florida municipal bond supply could increase over the next year as municipalities issue debt to help repair and rebuild their infrastructures. This may provide us with some opportunity to structure bonds with desirable characteristics.

Robert D. Sneeden
Vice President and Portfolio Manager

September 22, 2004


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004            5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
====================================================================================================================================
Florida--155.0%
------------------------------------------------------------------------------------------------------------------------------------
                          NR*       Aaa       $ 6,600   Alachua County, Florida, School Board, COP, 5.25%
                                                        due 7/01/2029 (b)                                                 $   6,952
                          ----------------------------------------------------------------------------------------------------------
                          AA        NR*         4,530   Beacon Tradeport Community Development District, Florida,
                                                        Special Assessment Revenue Refunding Bonds (Commercial
                                                        Project), Series A, 5.625% due 5/01/2032 (k)                          4,808
                          ----------------------------------------------------------------------------------------------------------
                                                        Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                        AMT (d)(g):
                          NR*       Aaa         1,940         6.80% due 3/01/2028                                             1,978
                          NR*       Aaa           140         (Multi-County Program), 6.30% due 3/01/2020                       150
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa           635   Broward County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                        AMT, 6.70% due 2/01/2028 (d)(g)                                         646
                          ----------------------------------------------------------------------------------------------------------
                                                        Clay County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                        AMT (d):
                          NR*       Aaa         1,060         6.55% due 3/01/2028 (i)                                         1,084
                          NR*       Aaa           395         (Multi-County Program), AMT, 6.375% due 10/01/2026 (g)            403
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,320   Clay County, Florida, School Board, COP (Master Lease
                                                        Program), 5.75% due 7/01/2022 (a)                                     1,481
                          ----------------------------------------------------------------------------------------------------------
                          BBB       NR*         5,000   Collier County, Florida, IDA, IDR, Refunding (Southern
                                                        States Utilities), AMT, 6.50% due 10/01/2025                          5,262
                          ----------------------------------------------------------------------------------------------------------
                          AAA       NR*         7,510   Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                                        6.70% due 4/01/2028 (d)(g)                                            7,717
                          ----------------------------------------------------------------------------------------------------------
                                                        Dade County, Florida, Water and Sewer System Revenue
                                                        Bonds (h):
                          AAA       Aaa        20,575         5.25% due 10/01/2021                                           22,081
                          AAA       Aaa        21,640         5.25% due 10/01/2026                                           22,303
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,000   Deltona, Florida, Utility System Revenue Bonds, 5.125%
                                                        due 10/01/2027 (a)                                                    5,193
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa           250   Duval County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                        AMT, 6.30% due 10/01/2029 (a)(d)(g)                                     251
                          ----------------------------------------------------------------------------------------------------------
                                                        Escambia County, Florida, HFA, S/F Mortgage Revenue
                                                        Refunding Bonds (Multi-County Program), AMT, Series A
                                                        (a)(i):
                          NR*       Aaa           975         6.30% due 10/01/2020                                              994
                          NR*       Aaa         3,825         6.375% due 10/01/2026                                           3,902
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa        15,060   Escambia County, Florida, Health Facilities Authority,
                                                        Health Facility Revenue Bonds (Florida Health Care
                                                        Facility Loan), 5.95% due 7/01/2020 (b)                              15,553
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,280   Escambia County, Florida, Health Facilities Authority
                                                        Revenue Refunding Bonds (Ascension Health Credit), Series
                                                        A-1, 5.75% due 11/15/2009 (b)(j)                                      6,078
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,540   Fishhawk Community Development District, Florida, Special
                                                        Assessment Revenue Refunding Bonds, 5.25% due 5/01/2018 (a)           1,706
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,655   Florida HFA, Homeowner Mortgage Revenue Refunding Bonds,
                                                        AMT, Series 2, 5.75% due 7/01/2014 (a)                                2,801
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa        10,850   Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12,
                                                        10.05% due 7/01/2029 (a)(f)                                          11,629
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa            50   Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                        Series A, 6.65% due 1/01/2024 (d)(g)                                     51
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,590   Florida Housing Finance Corporation, Homeowner Mortgage
                                                        Revenue Refunding Bonds, AMT, Series 4, 6.25%
                                                        due 7/01/2022 (c)                                                     1,633
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,055   Florida Housing Finance Corporation, Housing Revenue Bonds
                                                        (Waverly Apartments), AMT, Series C-1, 6.30%
                                                        due 7/01/2030 (c)                                                     2,189
                          ----------------------------------------------------------------------------------------------------------
                                                        Florida Municipal Loan Council Revenue Bonds, Series B (a):
                          AAA       Aaa         1,285         5.375% due 11/01/2025                                           1,367
                          AAA       Aaa         4,150         5.375% due 11/01/2030                                           4,370

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family


6           MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
====================================================================================================================================
Florida (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Florida State Board of Education, Capital Outlay, GO,
                                                        Public Education:
                          AAA       Aaa       $12,000         Series B, 5.75% due 6/01/2005 (a)(j)                        $  12,503
                          AAA       Aaa         6,600         Series C, 5.75% due 6/01/2023 (h)                               7,386
                          AAA       Aaa         1,000         Series C, 5.75% due 6/01/2029 (h)                               1,103
                          AAA       Aaa         7,000         Series E, 5.625% due 6/01/2029 (c)                              7,508
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,900   Florida State Board of Education, Capital Outlay, GO,
                                                        Series A, 5.90% due 1/01/2005 (c)(j)                                  7,073
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,750   Florida State Board of Education, GO, Public Education,
                                                        Refunding, Series D, 5.75% due 6/01/2022 (c)                          4,271
                          ----------------------------------------------------------------------------------------------------------
                          AAA       NR*        12,725   Florida State Board of Education, Lottery Revenue Bonds,
                                                        DRIVERS, Series 222, 11.196% due 7/01/2017 (f)(h)                    16,927
                          ----------------------------------------------------------------------------------------------------------
                                                        Florida State Board of Regents, Housing Revenue Bonds (h):
                          AAA       Aaa         2,200         (University of Central Florida), 5.25% due 10/01/2026           2,302
                          AAA       Aaa         1,080         (University of Florida), 6% due 7/01/2018                       1,242
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,165   Florida State Board of Regents, University Systems
                                                        Improvement Revenue Bonds, 5.25% due 7/01/2022 (a)                    7,659
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,505   Florida State Department of General Services, Division
                                                        Facilities Management Revenue Bonds (Florida Facilities
                                                        Pool), Series A, 6% due 9/01/2025 (b)                                 3,997
                          ----------------------------------------------------------------------------------------------------------
                                                        Florida State Governmental Utility Authority, Utility
                                                        Revenue Bonds (b):
                          AAA       Aaa         2,350         (Citrus Utility System), 5.125% due 10/01/2033                  2,425
                          AAA       Aaa         2,900         (Lehigh Utility System), 5.125% due 10/01/2033                  2,992
                          ----------------------------------------------------------------------------------------------------------
                          AAA       NR*        14,325   Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                                        DRIVERS, Series 218, 10.945% due 7/01/2029 (f)(h)                    18,682
                          ----------------------------------------------------------------------------------------------------------
                                                        Florida State Turnpike Authority, Turnpike Revenue Bonds
                                                        (Department of Transportation), Series A:
                          AAA       Aaa         3,590         5.50% due 7/01/2016 (a)                                         4,011
                          AA-       Aa3         2,835         5.75% due 7/01/2019                                             3,207
                          ----------------------------------------------------------------------------------------------------------
                          A         A2          7,135   Highlands County, Florida, Health Facilities Authority,
                                                        Hospital Revenue Bonds (Adventist Health System), Series A,
                                                        6% due 11/15/2031                                                     7,607
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Baa1        4,945   Hillsborough County, Florida, IDA, Hospital Revenue
                                                        Refunding Bonds (Tampa General Hospital Project), Series B,
                                                        5.25% due 10/01/2034                                                  4,884
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         4,500   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa
                                                        Electric Company Project), 6.25% due 12/01/2034 (a)                   4,637
                          ----------------------------------------------------------------------------------------------------------
                                                        Hillsborough County, Florida, School Board, COP (a):
                          AAA       Aaa        33,400         6% due 7/01/2009 (j)                                           38,672
                          NR*       Aaa         6,600         5.375% due 7/01/2026                                            6,874
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,300   Indian River County, Florida, Water and Sewer Revenue
                                                        Refunding Bonds, Series A, 5.25% due 9/01/2018 (h)                    1,427
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,800   Jacksonville, Florida, Economic Development Commission,
                                                        Health Care Facilities Revenue Bonds (Mayo
                                                        Clinic--Jacksonville), Series A, 5.50% due 11/15/2036 (a)             1,913
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,415   Jacksonville, Florida, Electric Authority, Electric System
                                                        Revenue Refunding Bonds, Series 3-A, 6% due 4/01/2005 (a)(j)          2,503
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         7,305   Jacksonville, Florida, Guaranteed Entitlement Revenue
                                                        Refunding and Improvement Bonds, 5.25% due 10/01/2032 (h)             7,624
                          ----------------------------------------------------------------------------------------------------------
                                                        Jacksonville, Florida, Port Authority, Airport Revenue
                                                        Bonds, AMT, Series A (h):
                          AAA       Aaa         1,295         6.10% due 10/01/2018                                            1,373
                          AAA       Aaa         8,385         6.25% due 10/01/2024                                            8,896
                          ----------------------------------------------------------------------------------------------------------
                                                        Jacksonville, Florida, Port Authority, Seaport Revenue
                                                        Bonds, AMT (a):
                          NR*       Aaa         1,130         5.625% due 11/01/2010 (j)                                       1,278
                          NR*       Aaa         1,870         5.625% due 11/01/2026                                           1,986
                          ----------------------------------------------------------------------------------------------------------
                                                        Jacksonville, Florida, Sales Tax Revenue Bonds (b):
                          AAA       Aaa         2,000         5.50% due 10/01/2016                                            2,248
                          AAA       Aaa         3,800         5.50% due 10/01/2018                                            4,271


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004            7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
====================================================================================================================================
Florida (continued)
------------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 1,500   Jacksonville, Florida, Water and Sewer Revenue Bonds (United
                                                        Water Florida Project), AMT, 6.35% due 8/01/2025 (b)              $   1,585
                          ----------------------------------------------------------------------------------------------------------
                                                        Lee County, Florida, Airport Revenue Bonds (c):
                          NR*       Aaa         9,963         RIB, AMT, Series 811-X, 10.36% due 10/01/2029 (f)              12,211
                          AAA       Aaa         1,000         Series B, 5.75% due 10/01/2033                                  1,090
                          ----------------------------------------------------------------------------------------------------------
                                                        Lee County, Florida, Capital Revenue Bonds (b):
                          AAA       Aaa         6,525         5.25% due 10/01/2023                                            7,009
                          AAA       Aaa         6,865         5.25% due 10/01/2024                                            7,350
                          ----------------------------------------------------------------------------------------------------------
                                                        Lee County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                        AMT (d)(g):
                          NR*       Aaa           210         (Multi-County Program), AMT, Series A-1, 7.20%
                                                              due 3/01/2033                                                     214
                          NR*       Aaa         1,145         Series A-6, 6.45% due 3/01/2031 (e)                             1,168
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         1,130   Lee County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                        Bonds, AMT, Series A-2, 6.30% due 3/01/2029 (d)(e)(g)                 1,149
                          ----------------------------------------------------------------------------------------------------------
                                                        Leesburg, Florida, Capital Improvement Revenue Bonds (h):
                          AAA       Aaa         1,605         5.25% due 10/01/2027                                            1,700
                          AAA       Aaa         3,425         5.25% due 10/01/2034                                            3,603
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         1,210   Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                        Bonds, AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                    1,219
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,330   Marco Island, Florida, Utility System Revenue Bonds, 5.25%
                                                        due 10/01/2020 (a)                                                    1,450
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         5,990   Martin County, Florida, Utilities System Revenue Bonds,
                                                        5.125% due 10/01/2033 (b)                                             6,181
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Miami Beach, Florida, Redevelopment Agency, Tax Increment
                                                        Revenue Bonds, City Center Tax Allocation (Historic
                                                        Village), AMT, 5.875% due 12/01/2022 (a)                              2,057
                          ----------------------------------------------------------------------------------------------------------
                                                        Miami Beach, Florida, Stormwater Revenue Bonds (h):
                          AAA       Aaa         1,630         5.75% due 9/01/2016                                             1,857
                          AAA       Aaa         1,000         5.25% due 9/01/2020                                             1,071
                          AAA       Aaa         4,400         5.25% due 9/01/2025                                             4,623
                          AAA       Aaa         1,910         5.375% due 9/01/2030                                            2,009
                          ----------------------------------------------------------------------------------------------------------
                                                        Miami Beach, Florida, Water and Sewer Revenue Bonds (b):
                          AAA       Aaa         2,690         5.625% due 9/01/2018                                            3,044
                          AAA       Aaa        10,600         5.75% due 9/01/2025                                            11,788
                          ----------------------------------------------------------------------------------------------------------
                                                        Miami-Dade County, Florida, Aviation Revenue Bonds, AMT,
                                                        Series A:
                          AAA       Aaa         2,750         5.125% due 10/01/2035 (c)                                       2,775
                          AAA       Aaa           400         (Miami International Airport), 5.45% due 10/01/2012
                                                              (h)                                                               439
                          AAA       Aaa         6,000         (Miami International Airport), 6% due 10/01/2024 (h)            6,721
                          AAA       Aaa        10,000         (Miami International Airport), 6% due 10/01/2029 (h)           11,098
                          ----------------------------------------------------------------------------------------------------------
                                                        Miami-Dade County, Florida, Educational Facilities Authority
                                                        Revenue Bonds (University of Miami), Series A (b):
                          AAA       Aaa         1,000         5.50% due 4/01/2019                                             1,117
                          AAA       Aaa        19,425         6% due 4/01/2023                                               22,198
                          AAA       Aaa         5,000         5.75% due 4/01/2029                                             5,512
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         8,995   Miami-Dade County, Florida, Expressway Authority, Toll
                                                        System Revenue Bonds, Series B, 5.25% due 7/01/2027 (h)               9,524
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa        12,250   Miami-Dade County, Florida, Expressway Authority, Toll
                                                        System Revenue Refunding Bonds, 5.125% due 7/01/2025 (h)             12,758
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         6,705   Miami-Dade County, Florida, GO (Parks Program), 6%
                                                        due 11/01/2024 (h)                                                    7,621
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,185   Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds
                                                        (Marbrisa Apartments Project), AMT, Series 2A, 6%
                                                        due 8/01/2026 (c)                                                     2,325
                          ----------------------------------------------------------------------------------------------------------
                                                        Miami-Dade County, Florida, IDA, IDR (b):
                          AAA       Aaa         5,100         (Airis Miami II LLC Project), AMT, 6% due 10/15/2019            5,685
                          AAA       Aaa         3,280         (BAC Funding Corporation Project), Series A, 5.25%
                                                              due 10/01/2020                                                  3,542
                          ----------------------------------------------------------------------------------------------------------
                                                        Miami-Dade County, Florida, Solid Waste System Revenue
                                                        Bonds (c):
                          AAA       Aaa         2,945         5.50% due 10/01/2015                                            3,319
                          AAA       Aaa         3,105         5.50% due 10/01/2016                                            3,489


8           MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
====================================================================================================================================
Florida (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Nassau County, Florida, Public Improvement Revenue Refunding
                                                        Bonds (a):
                          AAA       Aaa       $ 1,035         5.75% due 5/01/2016                                         $   1,176
                          AAA       Aaa         1,095         5.75% due 5/01/2017                                             1,241
                          AAA       Aaa         1,155         5.75% due 5/01/2018                                             1,309
                          AAA       Aaa         1,225         5.75% due 5/01/2019                                             1,388
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,175   Nassau County, Florida, Water and Sewer System Revenue
                                                        Bonds, 5.125% due 9/01/2033 (a)                                       5,339
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,410   Ocoee, Florida, Water and Sewer System, Revenue Refunding
                                                        and Improvement Bonds, 5.125% due 10/01/2033 (b)                      3,519
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa            85   Orange County, Florida, HFA, Homeowner Revenue Refunding
                                                        Bonds, AMT, Series B-1, 6.20% due 9/01/2029 (d)(g)                       90
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds,
                                                        Series A, 6.40% due 1/01/2031 (a)                                     2,480
                          ----------------------------------------------------------------------------------------------------------
                          AAA       NR*         2,005   Orange County, Florida, HFA, S/F Mortgage Revenue Bonds,
                                                        AMT, 6.85% due 10/01/2027 (d)(g)                                      2,047
                          ----------------------------------------------------------------------------------------------------------
                                                        Orange County Florida, Health Facilities Authority, Hospital
                                                        Revenue Bonds:
                          A         A2          2,900         (Adventist Health System), 6.25% due 11/15/2024                 3,137
                          A         A2          9,220         (Orlando Regional Healthcare), 6% due 12/01/2029                9,747
                          AAA       Aaa         5,000         (Orlando Regional Healthcare), Series A, 6.25%
                                                              due 10/01/2018 (a)                                              6,117
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,630   Orange County, Florida, Sales Tax Revenue Refunding Bonds,
                                                        Series B, 5% due 1/01/2025 (h)                                        5,804
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         1,300   Orange County, Florida, School Board COP, 5.50%
                                                        due 8/01/2025 (b)                                                     1,386
                          ----------------------------------------------------------------------------------------------------------
                                                        Orange County, Florida, Tourist Development Tax Revenue
                                                        Bonds (b):
                          AAA       Aaa         5,710         5.375% due 10/01/2018                                           6,258
                          AAA       Aaa        31,745         5.75% due 10/01/2025                                           34,932
                          AAA       Aaa         2,000         5.50% due 10/01/2031                                            2,144
                          AAA       Aaa        27,075         5.50% due 10/01/2032                                           28,910
                          ----------------------------------------------------------------------------------------------------------
                                                        Orlando and Orange County, Florida, Expressway Authority
                                                        Revenue Bonds, Series B (b):
                          AAA       Aaa         3,250         5% due 7/01/2030                                                3,315
                          AAA       Aaa        28,700         5% due 7/01/2035                                               29,190
                          ----------------------------------------------------------------------------------------------------------
                                                        Osceola County, Florida, Infrastructure Sales Surplus Tax
                                                        Revenue Bonds (b):
                          NR*       Aaa         3,155         5.375% due 10/01/2018                                           3,477
                          NR*       Aaa         7,680         5.25% due 10/01/2025                                            8,109
                          ----------------------------------------------------------------------------------------------------------
                                                        Osceola County, Florida, Sales Tax Revenue Bonds (h):
                          NR*       Aaa         2,065         5.625% due 6/01/2016                                            2,313
                          NR*       Aaa         1,605         5.625% due 6/01/2017                                            1,791
                          NR*       Aaa         1,075         5.625% due 6/01/2018                                            1,196
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         4,240   Osceola County, Florida, School Board, COP, Series A, 5.25%
                                                        due 6/01/2027 (b)                                                     4,462
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,560   Osceola County, Florida, Tourist Development Tax Revenue
                                                        Bonds, Series A, 5.50% due 10/01/2027 (h)                             5,992
                          ----------------------------------------------------------------------------------------------------------
                                                        Palm Beach County, Florida, GO (Liquid Acquisition Program),
                                                        Series B (a):
                          AAA       Aaa         4,605         5.75% due 8/01/2016                                             5,204
                          AAA       Aaa         5,330         5.75% due 8/01/2018                                             6,013
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         5,500   Palm Beach County, Florida, Public Improvement Revenue Bonds
                                                        (Convention Center Project) 5.625% due 11/01/2011 (h)(j)              6,357
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         6,115   Palm Beach County, Florida, School Board COP, Refunding,
                                                        Series B, 5.375% due 8/01/2017 (b)                                    6,719
                          ----------------------------------------------------------------------------------------------------------
                                                        Palm Beach County, Florida, School Board COP, Series A:
                          AAA       Aaa         5,070         6% due 8/01/2010 (h)(j)                                         5,952
                          AAA       Aaa        13,205         6.25% due 8/01/2010 (h)(j)                                     15,681
                          AAA       Aaa         4,235         5.50% due 8/01/2016 (b)                                         4,705
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Pasco County, Florida, Sales Tax Revenue Bonds (Half-Cent),
                                                        5% due 12/01/2033 (b)                                                 2,038
                          ----------------------------------------------------------------------------------------------------------
                                                        Pembroke Pines, Florida, Public Improvement Revenue Bonds,
                                                        Series A (b):
                          NR*       Aaa        1,755          5% due 10/01/2029                                               1,795
                          NR*       Aaa        2,070          5% due 10/01/2034                                               2,113
                          ----------------------------------------------------------------------------------------------------------
                          AAA       NR*        1,820    Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds
                                                        (Multi-County Program), AMT, Series A, 6.70%
                                                        due 2/01/2028 (d)(g)                                                  1,863


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004            9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
====================================================================================================================================
Florida (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 9,885   Polk County, Florida, School Board COP, Master Lease, Series
                                                        A, 5.50% due 1/01/2025 (c)                                        $  10,629
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         9,645   Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6%
                                                        due 7/01/2020 (h)                                                    10,602
                          ----------------------------------------------------------------------------------------------------------
                                                        Port St. Lucie, Florida, Utility Revenue Bonds (a):
                          NR*       Aaa         1,280         5.25% due 9/01/2026                                             1,359
                          NR*       Aaa         1,345         5.25% due 9/01/2027                                             1,424
                          AAA       Aaa         3,000         5.125% due 9/01/2031                                            3,081
                          ----------------------------------------------------------------------------------------------------------
                                                        Saint John's County, Florida, IDA, IDR, Refunding
                                                        (Professional Golf Project) (a):
                          AAA       Aaa         1,275         5.50% due 9/01/2015                                             1,422
                          AAA       Aaa         1,345         5.50% due 9/01/2016                                             1,497
                          AAA       Aaa         1,420         5.50% due 9/01/2017                                             1,575
                          AAA       Aaa         1,500         5.50% due 9/01/2018                                             1,659
                          ----------------------------------------------------------------------------------------------------------
                                                        Saint John's County, Florida, Sales Tax Revenue Bonds, GO
                                                        (b):
                          AAA       Aaa         1,375         Series A, 5.25% due 10/01/2028                                  1,451
                          AAA       Aaa         1,355         Series A, 5.25% due 10/01/2031                                  1,426
                          AAA       Aaa         2,000         Series A, 5.25% due 10/01/2034                                  2,104
                          AAA       Aaa         1,430         Series B, 5.25% due 10/01/2027                                  1,514
                          AAA       Aaa           840         Series B, 5.25% due 10/01/2032                                    884
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,500   Saint John's County, Florida, Transportation Improvement
                                                        Revenue Bonds, 5.125% due 10/01/2032 (b)                              3,613
                          ----------------------------------------------------------------------------------------------------------
                          NR*       Aaa         4,055   Saint Lucie County, Florida, School Board, COP, 6.25%
                                                        due 7/01/2010 (c)(j)                                                  4,809
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,165   Saint Lucie County, Florida, School Board, COP (Master Lease
                                                        Program), Series A, 5% due 7/01/2028 (c)                              2,209
                          ----------------------------------------------------------------------------------------------------------
                                                        Saint Lucie County, Florida, School Board COP,
                                                        Refunding (c):
                          NR*       Aaa         1,345         Series A, 5.50% due 7/01/2016                                   1,493
                          NR*       Aaa         1,420         Series A, 5.50% due 7/01/2017                                   1,570
                          NR*       Aaa         1,495         Series A, 5.50% due 7/01/2018                                   1,649
                          NR*       Aaa         1,050         Series C, 5.50% due 7/01/2016                                   1,165
                          NR*       Aaa         1,105         Series C, 5.50% due 7/01/2017                                   1,222
                          NR*       Aaa         1,170         Series C, 5.50% due 7/01/2018                                   1,290
                          ----------------------------------------------------------------------------------------------------------
                                                        Saint Lucie, Florida, West Services District, Utility
                                                        Revenue Bonds (a):
                          AAA       Aaa         1,720         5.25% due 10/01/2034                                            1,816
                          AAA       Aaa         2,700         5% due 10/01/2038                                               2,751
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,250   Saint Lucie, Florida, West Services District, Utility
                                                        Revenue Refunding Bonds, Senior Lien, 6% due 10/01/2022 (a)           3,756
                          ----------------------------------------------------------------------------------------------------------
                          A         A2          1,750   South Lake County, Florida, Hospital District Revenue Bonds
                                                        (South Lake Hospital Inc.), 5.80% due 10/01/2034                      1,791
                          ----------------------------------------------------------------------------------------------------------
                                                        Sunrise, Florida, Utility System Revenue Refunding Bonds (b):
                          AAA       Aaa         2,250         5.20% due 10/01/2022                                            2,485
                          AAA       Aaa         7,000         5.50% due 10/01/2018                                            8,089
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,430   Sunrise Lakes, Florida, Phase 4 Recreation District,
                                                        Refunding Bonds, GO, 5.25% due 8/01/2024 (b)                          2,563
                          ----------------------------------------------------------------------------------------------------------
                                                        Tallahassee, Florida, Lease Revenue Bonds (Florida State
                                                        University Project), Series A (a):
                          AAA       Aaa         2,800         5.25% due 8/01/2023                                             2,958
                          AAA       Aaa         1,000         5.375% due 8/01/2026                                            1,057
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa        14,750   Tampa, Florida, Sports Authority Revenue Bonds (Local Option
                                                        Sales Tax--Stadium Project), 5.25% due 1/01/2027 (a)                 15,131
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa        30,335   Tampa Bay, Florida, Water Utility System Revenue Bonds, 6%
                                                        due 10/01/2011 (h)(j)                                                35,743
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,835   Taylor County, Florida, Sales Tax Revenue Bonds, 6%
                                                        due 10/01/2025 (h)                                                    4,352
                          ----------------------------------------------------------------------------------------------------------
                                                        Village Center Community Development District, Florida,
                                                        Recreational Revenue Bonds, Series A (a):
                          AAA       Aaa        10,775         5.375% due 11/01/2034                                          11,517
                          AAA       Aaa         1,750         5.125% due 11/01/2036                                           1,805
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         3,000   Village Center Community Development District, Florida,
                                                        Utility Revenue Bonds, 5.25% due 10/01/2023 (a)                       3,216


10          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Schedule of Investments (concluded)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                     Value
====================================================================================================================================
Puerto Rico--3.5%
------------------------------------------------------------------------------------------------------------------------------------
                          BBB       Baa3      $ 3,720   Children's Trust Fund Project of Puerto Rico, Tobacco
                                                        Settlement Revenue Refunding Bonds, 5.375% due 5/15/2033          $   3,366
                          ----------------------------------------------------------------------------------------------------------
                          A-        Baa1        3,000   Puerto Rico Commonwealth, GO, Public Improvement, 6%
                                                        due 7/01/2005 (j)                                                     3,139
                          ----------------------------------------------------------------------------------------------------------
                          A         Baa1       10,125   Puerto Rico Commonwealth Highway and Transportation
                                                        Authority, Transportation Revenue Bonds, Series B, 6%
                                                        due 7/01/2005 (j)                                                    10,614
                          ----------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,725   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                        Environmental Control Facilities Revenue Bonds (University
                                                        Plaza Project), Series A, 5.625% due 7/01/2019 (a)                    3,086
                          ----------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$856,624)--158.5%                      916,755
                          ==========================================================================================================

                                              Shares
                                              Held      Short-Term Securities
====================================================================================================================================
                                               10,335   Merrill Lynch Institutional Tax-Exempt Fund (l)                      10,335
                          ----------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$10,335)--1.8%                    10,335
                          ==========================================================================================================
                          Total Investments (Cost--$866,959**)--160.3%                                                      927,090

                          Other Assets Less Liabilities--2.5%                                                                14,692

                          Preferred Shares, at Redemption Value--(62.8%)                                                   (363,273)
                                                                                                                          ---------
                          Net Assets Applicable to Common Shares--100.0%                                                  $ 578,509
                                                                                                                          =========

*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .................................                $ 867,610
                                                                      =========
      Gross unrealized appreciation ..................                $  60,132
      Gross unrealized depreciation ..................                     (652)
                                                                      ---------
      Net unrealized appreciation ....................                $  59,480
                                                                      =========

+     Ratings shown are unaudited.
(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2004.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net       Dividend
      Affiliate                                           Activity     Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund            100        $231
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of August 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                          Notional   Unrealized
                                                           Amount   Depreciation
      --------------------------------------------------------------------------
      Receive a price return equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 4.397%

      Broker, J.P. Morgan Chase Bank
       Expires October 2024                               $ 43,500     $ (1,827)

      Receive a price return equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 3.655%

      Broker, J.P. Morgan Chase Bank
       Expires November 2014                              $ 74,400         (788)
      --------------------------------------------------------------------------
      Total                                                            $ (2,615)
                                                                       ========

      See Notes to Financial Statements.


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           11

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of August 31, 2004
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$856,623,504) ..............................................                      $ 916,755,049
                       Investments in affiliated securities, at value (identified
                        cost--$10,335,265) ...............................................                         10,335,265
                       Receivables:
                          Interest .......................................................    $  14,650,394
                          Securities sold ................................................        2,842,551
                          Dividends from affiliates ......................................              313        17,493,258
                                                                                              -------------
                       Prepaid expenses and other assets .................................                            127,873
                                                                                                                -------------
                       Total assets ......................................................                        944,711,445
                                                                                                                -------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ............                          2,615,286
                       Payables:
                          Dividends to Common Shareholders ...............................          154,422
                          Investment adviser .............................................           26,046
                          Custodian bank .................................................           24,837
                          Other affiliates ...............................................            8,081           213,386
                                                                                              -------------
                       Accrued expenses ..................................................                            100,800
                                                                                                                -------------
                       Total liabilities .................................................                          2,929,472
                                                                                                                -------------
=============================================================================================================================
Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Preferred Shares, at redemption value, par value $.10 per share
                        (2,095 Series A Shares, 3,495 Series B Shares, 3,440 Series C
                        Shares, 2,160 Series D Shares and 3,340 Series E Shares of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference) ..........................................                        363,272,942
                                                                                                                -------------
=============================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Shares ............................                      $ 578,509,031
                                                                                                                =============
=============================================================================================================================
Analysis of Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Common Shares, par value $.10 per share (37,628,592 shares issued
                        and outstanding) .................................................                      $   3,762,859
                       Paid-in capital in excess of par ..................................                        570,474,526
                       Undistributed investment income--net ..............................    $  10,048,191
                       Accumulated realized capital losses--net ..........................      (63,292,804)
                       Unrealized appreciation--net ......................................       57,516,259
                                                                                              -------------
                       Total accumulated earnings--net ...................................                          4,271,646
                                                                                                                -------------
                       Total--Equivalent to $15.37 net asset value of Common Share
                        (market price--$14.84) ...........................................                      $ 578,509,031
                                                                                                                =============

*     Auction Market Preferred Shares.

      See Notes to Financial Statements.


12          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Statement of Operations

For the Year Ended August 31, 2004
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                      $  48,015,613
                       Dividends from affiliates .........................................                            231,280
                                                                                                                -------------
                       Total income ......................................................                         48,246,893
                                                                                                                -------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $   5,177,182
                       Commission fees ...................................................          925,693
                       Accounting services ...............................................          264,668
                       Transfer agent fees ...............................................           96,813
                       Professional fees .................................................           65,558
                       Printing and shareholder reports ..................................           53,806
                       Custodian fees ....................................................           46,818
                       Trustees' fees and expenses .......................................           35,415
                       Listing fees ......................................................           29,112
                       Pricing fees ......................................................           26,406
                       Other .............................................................           67,209
                                                                                              -------------
                       Total expenses before waiver and reimbursement ....................        6,788,680
                       Waiver and reimbursement of expenses ..............................         (431,184)
                                                                                              -------------
                       Total expenses after waiver and reimbursement .....................                          6,357,496
                                                                                                                -------------
                       Investment income--net ............................................                         41,889,397
                                                                                                                -------------
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net ...............................................       (1,672,784)
                          Forward interest rate swaps ....................................       (5,935,714)       (7,608,498)
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................       22,175,012
                          Forward interest rate swaps ....................................       (2,775,678)       19,399,334
                                                                                              -------------------------------
                       Total realized and unrealized gain--net ...........................                         11,790,836
                                                                                                                -------------
=============================================================================================================================
Dividends to Preferred Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................                         (3,460,330)
                                                                                                                -------------
                       Net Increase in Net Assets Resulting from Operations ..............                      $  50,219,903
                                                                                                                =============

      See Notes to Financial Statements.


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           13

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                         August 31,
                                                                                              -------------------------------
Increase (Decrease) in Net Assets:                                                                 2004              2003
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  41,889,397     $  43,285,182
                       Realized gain (loss)--net .........................................       (7,608,498)        7,751,089
                       Change in unrealized appreciation/depreciation--net ...............       19,399,334       (25,268,892)
                       Dividends and distributions to Preferred Shareholders .............       (3,460,330)       (3,842,377)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............       50,219,903        21,925,002
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................      (37,703,849)      (35,935,305)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Shareholders .....................................................      (37,703,849)      (35,935,305)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Shares       12,516,054       (14,010,303)
                       Beginning of year .................................................      565,992,977       580,003,280
                                                                                              -------------------------------
                       End of year* ......................................................    $ 578,509,031     $ 565,992,977
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $  10,048,191     $   9,324,544
                                                                                              ===============================

      See Notes to Financial Statements.


14          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Financial Highlights

The following per share data and ratios have been derived                           For the Year Ended
from information provided in the financial statements.                                   August 31,
                                                               ----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004         2003         2002        2001+       2000+
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .    $  15.04     $  15.41     $  15.29    $  13.85    $  13.84
                                                               ----------------------------------------------------------
                       Investment income--net .............        1.11++       1.15++       1.14        1.02         .93
                       Realized and unrealized gain
                        (loss)--net .......................         .31         (.46)         .06        1.42         .08
                       Dividends and distributions to
                        Preferred Shareholders:
                          Investment income--net ..........        (.09)        (.10)        (.13)       (.22)       (.21)
                          Realized gain--net ..............          --           --           --@         --          --
                       Capital write-off (charge) resulting
                        from issuance of Preferred Shares .          --           --           --          --@         --
                                                               ----------------------------------------------------------
                       Total from investment operations ...        1.33          .59         1.07        2.22         .80
                                                               ----------------------------------------------------------
                       Less dividends and distributions to
                        Common Shareholders:
                          Investment income--net ..........       (1.00)        (.96)        (.95)       (.78)       (.79)
                          Realized gain--net ..............          --           --           --@         --          --
                                                               ----------------------------------------------------------
                       Total dividends and distributions to
                        Common Shareholders ...............       (1.00)        (.96)        (.95)       (.78)       (.79)
                                                               ----------------------------------------------------------
                       Net asset value, end of year .......    $  15.37     $  15.04     $  15.41    $  15.29    $  13.85
                                                               ==========================================================
                       Market price per share, end of year     $  14.84     $  14.08     $  14.66    $  14.04    $11.6875
                                                               ==========================================================
=========================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ....       12.86%        2.51%       11.63%      27.82%      (1.96%)
                                                               ==========================================================
                       Based on net asset value per share .        9.43%        4.17%        7.75%      17.47%       7.03%
                                                               ==========================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Shares
-------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses** .........        1.10%        1.10%        1.13%       1.14%       1.18%
                                                               ==========================================================
                       Total expenses, excluding
                        reorganization expenses** .........        1.17%        1.17%        1.20%       1.23%       1.30%
                                                               ==========================================================
                       Total expenses** ...................        1.17%        1.17%        1.21%       1.26%       1.45%
                                                               ==========================================================
                       Total investment income--net** .....        7.23%        7.40%        7.71%       7.88%       8.65%
                                                               ==========================================================
                       Amount of dividends to Preferred
                        Shareholders ......................         .60%         .65%         .96%       2.31%       3.05%
                                                               ==========================================================
                       Investment income--net, to Common
                        Shareholders ......................        6.63%        6.75%        6.75%       5.57%       5.60%
                                                               ==========================================================


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                        For the Year Ended
                                                                                             August 31,
The following per share data and ratios have been derived         ------------------------------------------------------------
from information provided in the financial statements.                2004        2003          2002        2001+        2000+
==============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Shares**
------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses ..............         .67%         .68%         .69%         .68%         .67%
                                                                  ============================================================
                       Total expenses, excluding
                        reorganization expenses ..............         .72%         .72%         .73%         .74%         .74%
                                                                  ============================================================
                       Total expenses ........................         .72%         .72%         .73%         .75%         .83%
                                                                  ============================================================
                       Total investment income--net ..........        4.44%        4.57%        4.68%        4.71%        4.95%
                                                                  ============================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Preferred Shares
------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Shareholders ...         .95%        1.06%        1.49%        3.43%        4.08%
                                                                  ============================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Shares,
                        end of year (in thousands) ...........    $578,509     $565,993     $580,003     $575,251     $467,961
                                                                  ============================================================
                       Preferred Shares outstanding, end of
                        year (in thousands) ..................    $363,250     $363,250     $363,250     $363,250     $328,250
                                                                  ============================================================
                       Portfolio turnover ....................       21.20%       27.40%       13.89%       47.50%      105.22%
                                                                  ============================================================
==============================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 .............    $  2,593     $  2,558     $  2,597     $  2,584     $  2,426
                                                                  ============================================================
==============================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ......    $    233     $    252     $    362     $    885     $    985
                                                                  ============================================================
                       Series B--Investment income--net ......    $    237     $    267     $    375     $    754     $    984
                                                                  ============================================================
                       Series C--Investment income--net ......    $    237     $    252     $    369     $    889     $    610
                                                                  ============================================================
                       Series D--Investment income--net ......    $    243     $    273     $    368     $    855     $    595
                                                                  ============================================================
                       Series E--Investment income--net ......    $    241     $    276     $    381     $    850     $    585
                                                                  ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**    Do not reflect the effect of dividends to Preferred Shareholders.
+ Certain prior years amounts have been reclassified to conform with current year presentation.
++    Based on average shares outstanding.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


16          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           17

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,571 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Shares. For the year ended August 31, 2004, FAM earned fees of $5,177,182, of which $376,567 was waived. For the year ended August 31, 2004, FAM reimbursed the Fund in the amount of $54,617.

In addition, Merrill Lynch, Pierce, Fenner, & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., received $1,460 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2004.

For the year ended August 31, 2004, the Fund reimbursed FAM $18,026 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $198,093,830 and $192,003,636, respectively.

4. Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Preferred Shares

Auction Market Preferred Shares are redeemable Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2004 were as follows: Series A, 1.099%; Series B, 1.150%; Series C, 1.20%; Series D, 1.150% and Series E, 1.150%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2004, MLPF&S Incorporated, an affiliate of FAM, earned $482,320 as commissions.


18          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.086000 per share on September 29, 2004 to shareholders of record on September 14, 2004.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2004           8/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ...................         $41,164,179         $39,777,682
                                                 -------------------------------
Total distributions ....................         $41,164,179         $39,777,682
                                                 ===============================

As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  9,957,201
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           9,957,201
Capital loss carryforward ...............................         (53,580,322)*
Unrealized gains--net ...................................          47,894,767**
                                                                 ------------
Total accumulated earnings--net .........................        $  4,271,646
                                                                 ============

* On August 31, 2004, the Fund had a net capital loss carryforward of $53,580,322, of which $25,345,146 expires in 2007, $9,834,324 expires in
      2008, $16,563,861 expires in 2009 and $1,836,991 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           19

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MuniHoldings Florida Insured Fund:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings Florida Insured Fund as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 15, 2004


20          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Important Tax Information

All of the net investment income distributions paid by MuniHoldings Florida Insured Fund during the taxable year ended August 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of August 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                 92.7%
AA/Aa .................................................                  0.9
A/A ...................................................                  3.9
BBB/Baa ...............................................                  1.4
Other* ................................................                  1.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Shares otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional Common Shares of the Fund. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Shares is equal to or less than the market price per share of the Common Shares plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued Common Shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately 10 days. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


22          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           23

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Trustee               ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1997 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 63                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1997 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985 to                      Inc.
            Age: 52                              1989; Associate Professor, Graduate School of
                                                 Business Administration, University of Michigan from
                                                 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary,
                                                 Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since 1998;
                                                 Director and Secretary of SCB Partners, Inc. since 2000;
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Trustee      1997 to  Founder and currently Director Emeritus of Boston     48 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of Ethics and   48 Portfolios
            08543-9095                           Character and Director thereof from 1989 to 1999;
            Age: 71                              Professor from 1982 to 1999 and currently Professor
                                                 Emeritus of Education of Boston University; formerly
                                                 taught on the faculties of The University of Chicago,
                                                 Stanford University and Ohio State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 69                              to 1995; Deputy Inspector General, U.S. Department of
                                                 State from 1991 to 1994; U.S. Ambassador to The
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.


24          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1997 to  Professor of Finance since 1984, Dean from            48 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus of           48 Portfolios   Co., Inc.;
            08543-9095                           New York University Leonard N. Stern School of                        Vornado
            Age: 66                              Business Administration, New York University from                     Realty Trust;
                                                 1994 to present; Professor of Finance thereof from                    Vornado
                                                 1982 to 1994.                                                         Operating
                                                                                                                       Company;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 69                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President, Director and Treasurer of Princeton Services since 1999;
            08543-9011     and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         1999 to  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 1998.
Sneeden     Princeton, NJ  President    present
            08543-9011
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MFL


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           25

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


26          MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


            MUNIHOLDINGS FLORIDA INSURED FUND       AUGUST 31, 2004           27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings Florida Insured Fund
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDFL -- 8/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2004 - $30,000
                                  Fiscal Year Ending August 31, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2004 - $3,000
                                  Fiscal Year Ending August 31, 2003 - $5,600

         The nature of the services relate to compliance for AMPS.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2004 - $5,610
                                  Fiscal Year Ending August 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2004 - $0
                                  Fiscal Year Ending August 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2004 - $14,913,836
             Fiscal Year Ending August 31, 2003 - $18,318,444

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Charles C. Reilly (retired as of December 31, 2003)
         Kevin A. Ryan
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniHoldings Florida Insured Fund


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings Florida Insured Fund

        Date: October 18, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ---------------------------------
            Terry K. Glenn,
            President of
            MuniHoldings Florida Insured Fund

        Date: October 18, 2004


        By: /s/ Donald C. Burke
            ---------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniHoldings Florida Insured Fund

        Date: October 18, 2004